                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

    Pursuant to Section 3.05 of the Servicing Agreement dated as of November
     8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy
                   Company, as Servicer and Consumers Funding
          LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: July 2004

CURRENT BILLING MONTH 7/2/2004 - 8/2/2004                   COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                     $100,760,800
Residential SECURITIZATION CHARGE (SC) Billed                $  1,257,816           1.248%

Commercial Total Billed                                      $ 80,241,009
Commercial SECURITIZATION CHARGE (SC) Billed                 $  1,424,462           1.775%

Industrial Total Billed                                      $ 54,276,701
Industrial SECURITIZATION CHARGE (SC) Billed                 $  1,500,135           2.764%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                             0.130%
Residential Customer Net Write-offs                                 0.350%
Total Net Write-offs                                                0.220%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                               $  1,304,490
Commercial Class SC Collected                                $  1,363,341
Industrial Class SC Collected                                $  1,315,360

Total SC Collected                                           $  3,983,191

 Aggregate SC Remittances for July 2004 BILLING MONTH        $  3,983,191
 Aggregate SC Remittances for August 2004 BILLING MONTH      $          0
 Aggregate SC Remittances for September 2004 BILLING MONTH   $          0
 TOTAL CURRENT SC REMITTANCES                                $  3,983,191

CURRENT BILLING MONTH 7/2/2004 - 8/2/2004                  COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT RESIDENTIAL

A-1 Residential SC Collected                                     $1,242,839
A-3 Residential T.O.D. SC Collected                              $    3,733
A-4 Alternate Residence SC Collected                             $   31,068
A-5 Residential Farm/Life Support SC Collected                   $   26,850

TOTAL RESIDENTIAL SC COLLECTED                                   $1,304,490

COMMERCIAL

B-1 General Primary   (041) SC Collected                         $   28,340
B-General Secondary   (010) SC Collected                         $  244,316
C- General Secondary   (011) SC Collected                        $  484,971
D-General Primary   (018) SC Collected                           $  294,970
F-Primary High Load Factor   (032) SC Collected                  $   45,779
GH-General Service Heating   (013) SC Collected                  $    3,301
H- Water Heating Service   (014) SC Collected                    $      637
L-1 General Energy-Only Street Lighting SC Collected             $    1,625
L-2 General Service (Cust Owned) St Light SC Collected           $    1,541
L-3 General Service (Co Owned) St Light SC Collected             $    7,950
L-4 General Service Outdoor Lighting Commercial SC Collected     $    1,046
PS-1 General Secondary Public Pumping SC Collected               $    7,076
PS-2 General Primary Public Pumping SC Collected                 $    8,039
PS-3 General Optional Primary Public Pumping SC Collected        $   33,617
R-1 General Secondary Resale SC Collected                        $       88
R-2 General Secondary Resale SC Collected                        $      890
R-3 General Primary Resale SC Collected                          $   28,723
ROA-P Retail Open Access Primary (110) SC Collected              $  119,804
ROA-S Retail Open Access Secondary Com SC Collected              $   35,694
SC - Special Contract Commercial SC Collected                    $    2,224
SPEC Grand Rapids Special Contract SC Collected                  $    2,332
UR-General Unmetered SC Collected                                $   10,378

TOTAL COMMERCIAL SC COLLECTED                                    $1,363,341

INDUSTRIAL

B-1 General Primary   (042) SC Collected                         $   20,901
B-General Secondary   (020) SC Collected                         $   33,795
C- General Secondary   (021) SC Collected                        $   67,155
CG-Cogeneration/Small Power Production Purchase SC Collected     $   17,552
D-General Primary   (028) SC Collected                           $  467,123
F-Primary High Load Factor   (033) SC Collected                  $   70,217
GH-General Service Heating   (023) SC Collected                  $       25
GMD General Motors SC Collected                                  $   61,271
GMF General Motors SC Collected                                  $  118,235
GMF-1 General Motors SC Collected                                $   12,093
GMJ-1 General Motors SC Collected                                $    8,042

CURRENT BILLING MONTH 7/2/2004 - 8/2/2004                                                    COLLECTION CURVE 100%
H- Water Heating Service   (024) SC Collected                                                $        0
I-General Primary Interruptible   (034) SC Collected                                         $      160
J-1 General Alternative Electric Metal Melting SC Collected                                  $   21,837
J-General Primary Electric Furnace   (037) SC Collected                                      $    8,891
L-4 General Service Outdoor Lighting Industrial SC Collected                                 $       65
R-3 General Primary Resale (027) SC Collected                                                $       60
ROA-P Retail Open Access Primary (111) SC Collected                                          $  310,460
ROA-S Retail Open Access Secondary Ind SC Collected                                          $    6,218
SC - Special Contract Industrial SC Collected                                                $   91,260

TOTAL INDUSTRIAL SC COLLECTED                                                                $1,315,360

TOTAL SC COLLECTED                                                                           $3,983,191

Executed as of this 10th day of August 2004.

                                                 CONSUMERS ENERGY COMPANY
                                                 AS SERVICER

                                                          /s/ Glenn P. Barba
                                                 -------------------------------
                                                 Glenn P. Barba, Vice President,
                                                 Controller and Chief
                                                 Accounting Officer

CC:      Consumers Funding LLC
         One Energy Plaza
         Jackson, Mi 49201